THE PRUDENTIAL SERIES FUND

PSF PGIM Jennison Growth Portfolio

Supplement dated June 11, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2025, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for PSF PGIM Jennison Growth Portfolio (the Portfolio) and the Prospectus (the Prospectus) and Statement of Additional Information (SAI) for The Prudential Series Fund (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Kathleen A. McCarragher has announced her retirement from Jennison Associates LLC effective on or about June 30, 2026. Ms. McCarragher will no longer serve as a portfolio manager for the Portfolio effective on or about December 31, 2025. Mr. Owuraka Koney, CFA will be added to the Portfolio’s portfolio management team effective July 1, 2025. To reflect these changes, the Prospectus, SAI and the Summary Prospectus relating to the Portfolio are hereby revised as follows:

I.Effective immediately, the following footnote will be added following references to Ms. McCarragher:

“*Kathleen A. McCarragher will no longer serve as a portfolio manager for the Portfolio effective on or about December 31, 2025.”

II.Effective July 1, 2025, the table in the section of the Summary Prospectus entitled “MANAGEMENT OF THE PORTFOLIO”, and the table in the section of the Prospectus entitled “SUMMARY: PSF PGIM JENNISON GROWTH PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” are hereby revised by adding the following information with respect to Mr. Koney:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Manager

PGIM Investments	Jennison Associates	Owuraka Koney,	Managing Director	July 2025
LLC	LLC	CFA	and Portfolio
Manager

III.Effective July 1, 2025, the first paragraph of the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – PSF PGIM Jennison Growth Portfolio” is replaced with the following:

Michael A. Del Balso, Kathleen A. McCarragher, Blair A. Boyer, Natasha Kuhlkin, CFA and Owuraka Koney, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio.

IV. Effective July 1, 2025, the following professional biography is hereby added before the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – PSF PGIM Jennison Growth Portfolio:”

Owuraka Koney, CFA, is a Managing Director, large cap growth portfolio manager and an equity research analyst covering industrials, consumer internet, and media companies. Before joining Jennison in 2007, Mr. Koney was an equity research associate covering the aerospace & defense and small cap media sectors at UBS. Mr. Koney received a BA in economics and political science from Williams College and holds the Chartered Financial Analyst (CFA) designation.

V.Effective July 1, 2025, the table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – PSF PGIM Jennison Growth Portfolio” is hereby revised by adding the following information with respect to Mr. Koney.

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Manager(s)	Investment	Investment		of Portfolio
		Companies*	Vehicles*		Securities*
Jennison	Owuraka Koney,	None	None	8/$697,883,525	None
Associates	CFA
LLC

*Information is as of May 31, 2025.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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